Exhibit 99.1
Cove Partners LLC Tvia, Inc. Business Information Presentation March, 2009

Tvia, Inc. Disclaimer This presentation has been prepared by Cove Partners LLC (“Cove) at the direction of, and from materials and information supplied by, Tvia, Inc. (“Tvia” or the “Company”), pursuant to Cove’s engagement by the Company as its exclusive financial adviser in connection with the possible sale of the assets of the Company. No representation or warranty, express or implied is or will be given by the Company or Cove or their respective directors, partners, shareholders, members, employees or advisers or any other person as to the accuracy, or completeness of this presentation and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. Only those particular representations and warran”ties which may be made by the Company in a definitive written purchase agreement, when and if one is executed, and subject to such limitati’ns and restrictions as may be specified in such purchase agreement, shall have any legal effect.

3 Tvia, Inc. Disclaimer This presentation includes certain statements, estimates, targets and projections provided by the Company with respect to the anticipated its future anticipated performance. Such statements, estimates, targets and projections reflect significant assumptions and subjective judgments by the Company’s management concerning anticipated results. These assumptions and judgments may or may not prove to be correct and there can be no assurance that the estimates, targets or projections are attainable or will be realized. Cove does not assume responsibility for verifying any of such statements, estimates, targets and/or projections. Accordingly, neither the Company nor Cove nor any of their respective directors, partners, employees or advisors nor any other person, shall be liable for any direct, indirect or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed. In all cases, interested parties should conduct their own investigation an’ analysis of Tvia and the information contained in this presentation. Except where otherwise indicated, this presentation speaks as of the date hereof. In furnishing this presentation, neither the Company nor Cove undertakes any obligation to update any of the information contained herein or to correct any inaccuracies which may become apparent. This presentation does not constitute an offer or invitation for the sale or purchase of the securities, assets or business described herein and shall not form the basis of any contract. The Company and Cove reserve the right to negotiate with one or more prospective purchasers at any time and to enter into a definite agreement for the sale of the securities, assets or business described herein without prior notice to other prospective purchasers.

4 This presentation relating to Tvia, Inc. (the “Company”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” and their variations are intended to identify forward-looking statements. These forward-looking statements include, without limitation, estimates, targets, projections, industry and market trends, and product information, all as set forth in this presentation. Forwardlooking statements involve known or unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, without limitation: fluctuations in Company operating results; changes in the industry in which the Company operates; changes in macroeconomic conditions; changes to the Company’s customer base; and new product or service introductions by competitors. In addition, forwardlooking statements may include statements relating to the outcome of and future developments relating to the Company’s reorganization under Chapter 11 of the United States Bankruptcy Code (the “Code”) and its effect on the Company’s ’usiness and operations, including, without limitation: the ability of the Company to continue as a going concern; the Company’s ability to obtain court approval with respect to matters in the Company’s voluntary petition (the “Petition”) for reorganization under Chapter 11 of the Code; the ability of the Company to develop, confirm and consummate a plan of reorganization or liquidation with respect to the Petit’on; risks associated with third parties seeking and obtaining court approval for the appointment of a Chapter 11 trustee; the ability of the Company to obtain and maintain normal terms with vendors and ser’ice providers; the potential adverse impact of the Petition on the Company’s liquidity or results of operations; and p’nding litigation matters in which the Company is involved. For other factors that could cause the Company’s results to vary, ple’se see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended March 31, 2006 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 and other factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to revise or update publicly any forward-looking statements. Tvia, Inc. Safe Harbor Statement

Section 1 Executive Summary Page 6 Section 2 Company Overview Page 11 Section 3 Industry Trends Page 15 Section 4 Business A: Digital Broadband Set Top Box Processors Page 23 Section 5 Business B: HD Plasma TV and LCD ’V Processors Page 29 Section 6 Business C: Two Channel Flat Panel Digital Display Processors Page 35 Section 7 Business D: Mars Technology Page 46 Section 8 Tvia China Page 55 Section 9 Contact Information Page 59 Table of Contents

Tvia, Inc. 6 Section 1 Executive Summary

Tvia
Multi-Media Display Processors.

Executive Summary

Tvia, Inc.

Tvia, Inc., based in Santa Clara, California, designs and produces innovative, cost-effective, high quality display processors for next generation digital TVs, digital set-top boxes and format converters.

Since inception in 1993, Tvia has been at the cutting edge of television display technology. Tvia's heritage and expertise in television displays allows the Company to design and offer optimized price performance and high-quality products to its customers.

Tvia sells its products directly to original equipment manufacturers and to various distributors in China, the United States, Korea, and Japan. Its product line includes the following processor series:

– The CyberPro™ 5202 is a processor that is designed for digital broadband set top boxes and embedded display devices;

–The Trueview™ 5725 processor is designed for High Definition Plasma TVs and LDC TVs;

–The TrueView™ 56XX line of processors are two channel multimedia processors for flat panel digital display applications such as for the security industry;

–The Company's latest design, the Mars 6820, a full 10-bit 1080p display processor.

Tvia currently employs 47 people in three locations within the United States and the People's Republic of China. The corporate office in Santa Clara, California has a general and administrative staff of 4 employees, the office in Hefei, PRC has 30 employees involved in operations, engineering and IT, and 11 customer support and sales employees are located in Shenzhen, PRC.

On October 15, 2008, Tvia filed a voluntary petition for protection under Chapter 11 in the U.S. Bankruptcy Court for the Northern District of California and intends to sell its assets under the supervision of the Court.

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Executive Summary

Transaction Summary

In connection with its ongoing bankruptcy case, Tvia has retained Cove to assist it with the sale of all of the business or assets of the Company (whether in one or more transactions) by way of either negotiated purchase, merger, or other form of extraordinary corporate transaction.

The Company's business is presented herein as four discrete business units/opportunities. Interested parties can express interest for all or parts of the business and assets of the Company. However, preference will be given to bidders who are interested in all of the business and assets of the Company.


CyberPro
5202

Business A: Digital Broadband Set-top boxes and embedded displays

Tvia is selling Multimedia Display Processors designated as the CyberPro™ 5202 and TrueView™ 5605 for Digital Broadband Set Top Boxes, Embedded Display Devices and Digital Televisions to customers in Japan, Korea and the U.S. The current business volume is about $500,000-$650,000 per quarter, and generates an approximate 60% gross margin. Wafers are produced by UMC in Taiwan, packaging is done at ASE Taiwan and final testing in Tvia's Hefei testing facility at a cost of about $0.20 per unit. The product is very mature and yield is high and stable.


TrueView
5725

Business B: HD Plasma TV and LCD TV

Tvia is selling Multimedia Display Processors for HD PTV and LCD TV, designated as the TrueView™5725 to customers in China. The current volume is ramping up to $300,000 per quarter. Tvia currently has about 1,000,000 tested units in inventory and about 500,000 in various stages of WIP (Work In Process) that can be packaged and tested for a cost of about $1.00 per unit. The TrueView™5725 is used in various applications such as video games, format converters and small LCD TVs.

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Tvia
Multi-Media Display Processors.
Executive Summary

Transaction Summary


TrueView
5600

Business C: Flat panel digital displays

Tvia is selling Two Channel Multimedia Processors designated as the TrueView™5600 series for Flat Panel Digital Display Applications to customers in China. Tvia currently has about 500,000 tested units in inventory and about 300,000 die in WIP that can be packaged and tested for a cost of about $1.80 per unit. Tvia's engineers are currently developing high performance converter boxes for European standards (SCART connector to HDMI), and expects to have the design completed in the next two month and to then be able to start selling the components to various manufacturers.

Business D: Mars Technology and other Intellectual Property

Tvia is licensing Video IP and Tvia technologies to interested manufacturers world wide. Current technology modules, patents and complete products available for licensing to interested parties include: MARS technology modules, CyberPro™ 5202, TrueView™5725, TrueView™5600 series and various technology modules developed by Tvia's engineers.

Chinese operations

Tvia has two offices in China: an engineering office in Hefei and a sales and customer support office in Shenzhen. These offices serve the domestic Chinese market directly and in addition the sales people market Tvia's products to existing and prospective customers in Korea, Taiwan, Hong Kong and Japan. The engineering office in Hefei has a team of well educated and experienced engineers and a quality testing facility.

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10 Tvia’s sophisticated display processors deliver equal, display performance than other more expensive chips at excellent cost-competitive prices. Tvia creates state of the art di’play processors that offer a unique advantage: unmatched flexibility, reliability, and performance at cost-competitive prices - Tvia’s technology could be of interest to players who want to benefit from the “time-to-market” advantage by buying technology rather than developing their own technology. Tvia’s family of TrueViewTM processors are specifically designed to work with the components and technologies of virtually any vendor, allowing television manufacturers the freedom to produce any variety of configurations that address the full range of sophisticated end-user de’ands across numerous price-points and markets. By incorporating Tvia’s processors, TV manufacturers can costeffectively meet the high performance demands of even the most discerning consumer - Tvia’s technology could be of interest to TV OEMs looking for vertical integration. The Company has an engineer’ng center in Hefei, China and a sales and support team in Shenzhen, China. Collectively, Tvia’s facilities enables the Company to work closely with its customers, allowing each’client to tailor their designs to suit specific market needs and to quickly respond to changing market conditions, while providing high quality processors at cost competitive prices. - These facilities could be of interest to players wanting to establish a fully staffed Chinese design, engineering and support facility and to players wanting’access to Chinese customers. Executive Summary Executive Summary Investment Considerations

Tvia, Inc. 11 Section 2 Company Overview

12 Tvia is a fabless semiconductor company based in Santa Clara, California. The Company designs and produces innovative high-performance cost-effective display processors for the expanding digital television market. Tvia is uniquely positioned to serve the advanced TV and emerging interactive display markets that are currently developing. -TV display is Tvia’s main focus and it is the Company’s core competency -Tvia’s mission has always been to create the highest quality display processors -Tvia provides its customers with system design services in order to customize specific applications, effectively reducing the Company’s customers’ time to market. Tvia’s processors have been carefully designed to provide the highest quality display at a price performance ratio that enables television manufacturers to rapidly build the most cost-effective products for any variety of customers. -With Tvia's dedicated display processors, manufacturers of progressive-scan CRT and LCD televisions are assured superb image quality, crisper pictures, sharper images and smooth video motion without the telltale "jaggies", "pixilati’n", or overly saturated color’ or muddy blacks th’t can plague digital displays. -All of Tvia's products provide outstanding performance and a total solution. Company Overview Tvia, Inc.

Tvia
Multi-Media Display Processors.

Company Overview

Competitive Positioning

Over the next few years it is expected that digital television penetration into the general television market will increase substantially. By way of example within the European and American markets digital terrestrial television ("DTT") households are expected to experience a 16% CAGR as they increase from 2007's 26 million to the 2012 projection of 55 million DTT households.

- Since July 2007, the FCC has required that all new televisions 13 inches or larger must incorporate a digital tuner.
- The FCC's ruling provides additional fuel for the growth of the DTV market.
- Tvia's products are capable of advanced de-interlacing, video enhancement, advanced 3D noise reduction, Y/C cross talk suppression and frame rate conversion

Tvia is positioned to capture a large share of this rapidly growing marketplace by targeting high volume TV, game boxes, and Format converters, manufacturers in China, as well manufacturers in Japan, Korea, and Taiwan for LCD TV and security systems .

Tvia's family of TrueView™ display processors provides unmatched prices, performance, and flexibility to manufacturers of advanced TV products.

- The TrueView™ 5600 series provides support to HD LCDTV and security applications displays.
- The TrueView™ 5725 is a multimedia display processor for low cost LCD TV and format converters .
- The CyberPro™ 5202 is a multimedia display processor for interactive set-top boxes and Embedded applications.



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14 Some of Tvia’s current customers include: Company Overview Customers

Tvia, Inc. 15 Section 3 Industry Trends

16 The worldwide market for televisions was over 200 million units in 2008 and is expected to continue to grow through 2010 Industry Trends Television Market Source: Display Search 2004 2005 2006 2007 2008 2009 2010 ROW North America Japan Europe China 0 50 100 150 200 250

17 The total global TV forecast is 206.4 million units in 2008, up 3% year on year - 2009 shipments are forecast to be 205.3 million units, down 1% year on year due to the current global recession In addition to a reduction of units, the revenue decline in 2009 will affect the TV supply chain in 2009 - Without revenue growth, top brands may aim to increase their market share to maintain revenue, causing challenges for lower-tier players TV brands, as well as panel manufacturers and material suppliers, will need to aggressively increase 1080p penetration (even for 32"/37" sizes), and accelerate penetration of 120 Hz and differentiated products such as Ultra Slim FPD TVs in order to be able to maintain current average selling prices In the US at the end of 2008 there will have been 33.1 million LCD TVs sold. - However, while the number of LCD TVs sold moving into 2009 will rise, a steep decline in average selling prices will lower 2009 overall revenue growth. - As LCD TV ownership saturates in higher-income households, growth depends on lowerincome families Industry Trends Television Market Source: Display Search

18 The ratio of LCD TV’s in the world is expected to continue to grow through 2010 with over 98% of televisions in 2010 being LCD Industry Trends LCD TV Market 5% 6% 15% 29% 41% 52% 69% 80% 90% 95% 97% 98% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Source: Display Search Worldwide LCD TV revenues are expected to fall year-on-year for the first time since LCD TV was launched in 2000 The LCD TV market is expected to reach 102.2 million units in 2008, which would be 29% year on year growth In 2009, the LCD TV market is forecast to reach 119.9 million units, or 17% year over year growth Unit growth in developed regions such as Japan, North America, and Western Europe is expected to experience just 2% year over year growth, largely due to the impact of the economic crisis. It is expected that 2009 will be the most difficult year yet for the TV industry and supply chain due to the current economic environment.

19 Worldwide Flat Panel HDTV prices are expected to continue falling to increasingly attractive levels through Q4 of 2010 Industry Trends Flat Panel HDTV Prices Source: Display Search Q4'05 Q4'06 Q4'07 Q4'08 Q4'09 Q4'10 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $1,490 $3,805 $4,129 $1,752 $2,178 $4,616 $2,394 $1,537 $996 $510 $8,407 32"LCD 37"LCD 42"LCD 50"PDP 52" 1080p LCD 60" 1080p PDP

20 Meeting consumer expectations is getting harder “Simple Convergence is Difficult” Functionality is expanding - Analog TV, Digital TV, IPTV, Connected TV Performance requirements are growing - Video rate Increasing to over 500Gb/sec - Next generation LCD HDTVs: 1920x1080p, 12-Bit, 120Hz Complexity is increasing - High speed, mixed-signal system-on-chip - New video, audio and communications functionality

21 Enormous Barrier to Entry TV Foundation Requires 300-400 Man-Years of Development Numerous Legacy Standards and Devices Technology Treadmill is Accelerating and Widening Larger TVs + HDTV Source Material: Color, Contrast & Sharpness Are The New Customer Benchmarks High Definition Quality Expected - Even With Standard Definition Video Ever Larger TVs Highlig’t Tiny Image Problems New Digital Broadcast and Device Interconnect Standards Integration, Compatibility and User Interface Challenges Production-Line Panel-to-Panel Variations Must be addressed Very Expensive Problem for TV Manufacturers Cost of Returns Exceeds Margin for Many Large TV Manufacturers Variation in Image Quality in Store TVs = Big Loss of Sales for TV Brand Industry Overview The Component Supplier Landscape is Changing

Industry Overview

And Unbalanced Margins May Lead to Vertical Integration


TFT LCD (Panel)
TFT LCD Application (Set)
Glass Substrate 40%~50%
Special Optical Film 40%
Chemicals 30%~40%
Video Processor 20%-30%
Panel Makers 10%~20%
Backlight Unit 10%
Driver IC 5%~8%
PC Companies 5%-10%
Set OEM 0%~5%
Brands -5%~7%
Retailer (BestBuy/ CircuitCity) -5%~10%
Unbalanced Margin Distribution across the Food Chain

Source: Display Search

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Tvia, Inc. 23 Section 4 Business A: Digital Broadband Set Top Box Processors

Business A: Digital Broadband Set Top Box Processors

CyberPro™ 5202

Product Overview


CyberPro
5202

CyberPro™ 5202 is a member of the CyberPro™ family of advanced and highly integrated Multimedia Display Processors providing all of the key features needed to design the next generation of digital broadband set top boxes, internet appliances and digital televisions

- The product offers a unique solution to support and process three broadband video streams
  - It has a built-in programmable video scaler that will allow any video source to be displayed in a window
  - Full screen video can be displayed without compromising content quality
  - Additionally, all video streams are alpha blended with other graphics or video streams for a seamless interactive experience
- CyberPro™ integrates a graphics engine, which is essential for all interactive appliances that require exceptional graphics performance to handle system menus, Electronic Programming Guide (EPG) or any other graphics intense application such as the internet
  - With an integrated TV encoder and high quality video DACs, all video/graphics streams are displayed through its flexible TV-outputs
- Various standard formats like NTSC/PAL composite video, S-Video, YPrPb component video or SCART RGB are supported
  - The product also provides a 24-bit RGB port to support other digital interfaces such as PanelLink
- The CyberPro™ 5202's FlexiBUS architecture can be Programmed to interface gluelessly to Intel PXA250/PXA210 CPUs
  - Other CPUs such as MIPS or x86 are supported throught the PCI interface
- OEMs can easily design a very low cost solution, while minimizing their software development time by leveraging on CyberPro™ 5202's level of integration and software support

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Business A: Digital Broadband Set Top Box Processors

CyberPro™ 5202

Block Diagram


CyberPro
5202


INTEL PXA250
PCIx86
Flexi BUS
Graphics/Animation
64- Bit 2D Engine
Video Capture
Video 1
Video 2
Videlo 3
Alpha Blending
PLLTime Base Contraction
Video Graphics Overlay
Scaler
RAMDAC & CRT Control
Triple 8 Bit DAC
Digital Link VBI Encoder
TV Encoder Flicker Filter Macrovision
Six 10 Video DAC
Video Direct
Memory Management
TV / VCR
Camera
MPEG 1 / DCD
MPEG 2/ DVD
VPORT 1
VPORT 2
VPORT3
RGB or SCARTn RGB
24-bit Digital RGB
Teletext
S-Video
Comp Video
Y Cr Cbir Y PrPb
Synclock
SD/SGRAM

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Tvia
Multi-Media Display Processors.


CyberPro
5202

Business A: Digital Broadband Set Top Box Processors

CyberPro™ 5202

Product Features

- **FlexiBus-Direct RISC/x86 Embedded CPU interface**
  - –Direct glue-less interface to, Intel PXA250/PXA210
  - –Direct PCI Interface to MIPS and x86 CPUs
- **Video Port – Versatile Video Processor**
  - –Three video ports
  - –Two independently scalable video overlay windows
  - –Direct interface to DVD, MPEG-2, MPEG-1 and video decoder through the video ports
  - –Programmable video scalar for capture and display
  - –VIP (Video Input Port) standard for all decoders
- **Direct Video to TV**
  - –Direct pass through of video to TV by locking of Vsync, Hsync and clock from any external DVD/MPEG decoders
  - –No frame buffer memory or flicker reduction hardware required in this mode
  - –Video in YUV formats stored and displayed on TV without any conversion to RGB
- **MacroVision 7.1 Support**
  - –On-Chip digital TV encoder supports MacroVision 7.1
- **TVDirect – NTSC/PAL/SCART TV Encoder with High Quality Flicker Control**
  - –Enhanced on-chip TV encoder with flicker free hardware
  - –Six 10-bit video DACs with double sampling clock for broadcast TV display
  - –Triple 8-bit RAMDACs for high quality SCART or deinterlaced RGB output
  - –24-bit digital RGB output for PanelLink type application
  - –Direct output to worldwide TV formats NTSC-M, N(J), PAL-B, D, G, H, I, M, N
  - –Enhanced 21-tap separate Y, U, V programmable anti-aliasing filters
  - –Multiple composite video outputs
  - –S-Video (YC) outputs
  - –Component video YPrPb outputs
  - –Multiple or simultaneous TV outputs
  - –Larger line buffer for 16:9 wide screen TV support

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Business A: Digital Broadband Set Top Box Processors

CyberPro™ 5202

Product Features


CyberPro
5202

- **Flexible Hardware Alpha Blending**
  - –1/2/4bpp indexed 8-bit fully programmable multi-type multi-source including video on video on text/graphics, or vice versa, for advanced interactive TV applications

- **64-bit 2D Graphic Accelerator**
  - –64-bit 2D GUI engine, dual clock
  - –SDRAM support up to 8MB
  - –Seamless graphics pop up window support for interactive TV applications
  - –Alpha Bit

- **Tvia CyberPro family drivers and sample code available in:**
  - –Microsoft Windows CE
  - –Microsoft Windows XP

- **280-Pin BGA Package**
  - –.18um technology

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28 Business A: Digital Broadband Set Top Box Processors CyberProTM 5202 Inventory Information (in units) Revision Work in Progress Finished Goods 5202 C 7,200 52,536 Inventory on January 30, 2009 CyberPro 5202

Tvia, Inc. 29 Section 5 Business B: HD Plasma TV and LCD TV Processors

Tvia
Multi-Media Display Processors.
Business B: HD Plasma TV and LCD TV Processors

TrueView™ 5725

Product Overview


TrueView
5725

The TrueView™ 5725 is a low pin count low-cost advanced and highly integrated Digital and Analog Video Display Processor providing the key features needed to design HD-READY, Progressive scan or LCD Televisions

- TrueView™ 5725 accepts interlaced or progressive video input and graphic input such as NTSC/PAL, 1080i/720p, and SXGA, etc. in both analog and digital channels to provide a high quality display output
- This product is capable of advanced deinterlacing, video enhancement, advanced 3D noise reduction, Y/C cross talk suppression and frame rate conversion
- TrueView™ 5725 integrates a complete triple 8-bit pipeline ADC with a clock-recovery and sync separation circuit to generate the sampling clock from HSYNC
  - An additional 24bit digital input Is also provided for high-end applications such as picture in picture (PIP)
- With the high quality video DACs, the video stream is displayed through its deinterlaced RGB/YPbPr outputs
- The 12C host interface enables OEMs to select from many different CPUs in order to meet their system and technical requirements
  - OEMs can easily design a very low cost solution, while minimizing their software development time by leveraging on TrueView™ 5725's level of integration and software support
- The product provides 3D motion adaptive deinterlacing with diagonal edge detection
  - It performs high quality line doubling and high-accuracy non-linear motion estimation and pixel based motion detection using two-field buffers
  - The Video Deinterlacing Processor automatically detects noise level and can respond to different noise thresholds and can automatically detect input modes such as still images, 3:2/2:2 two film and provide adaptive processing

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31 Business B: HD Plasma TV and LCD TV Processors TrueViewTM 5725 Block Diagram

Tvia
Multi-Media Display Processors.

Business B: HD Plasma TV and LCD TV Processors

TrueView™ 5725 Features

Product Features


TrueView
5725

- **Analog Input Formatter**
  - –Max three channels analog inputs
  - –RGB/YCbCR/YPbPr input
  - –Analog input range: 0.5V-1.0V (p-p)
  - –Programmable gain/offset controls
  - –DC or AC coupling inputs
  - –Internal sync separator to support SOG/SOY
  - –SXGA (1280x1024 @ 75Hz) at 135 MHz
  - –HDTV up to 1080P
  - –Support macrovision input
- **Clock-recovery Circuit**
  - –Programmable phase adjustment cells
  - –HSYNC frequency range is from 15KHz to 110KHz
- **Memory Controller**
  - –2-8 Mbyte memory support
  - –16/32bit data access
- **Host Interface and I/O**
  - –Two-wire I2C interface
  - –GPIO
- **Quadruple 10bit DAC**
- **Digital Input Formatter**
  - –24bit RGB/YUV input
  - –8/16bit YUV input
  - –8bit 656/601 input
  - –NTSC/PAL input
  - –480P, 576 P input
  - –VGA.SVGA.XVGA input
  - –720P, 1080i, 1080P HD input
  - –Support DVI interface
- **Output Formatter**
  - –480p, 576p, 720p, 1080i, 1080p
  - –Up to SXGA graphic output formats
  - –100/120 interlace double scan
  - –75 Hz interlace single scan
  - –50-75 Hz scan rate conversion
  - –15~80 Khz horizontal frequency
  - –16 bit YPbPr digital output with syncs
  - –24bit YPbPr/RGB digital output with syncs
- **Triple 8-bit ADC**
  - –Maximum analog sampling rate up to 162MSPS

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Business B: HD Plasma TV and LCD TV Processors

TrueView^{TM} 5725

Product Features


TrueView
5725

- **Video Enhancement**
  - –Black Level Expansion (BLE)
  - –White Level Expansion (WLE)
  - –Color Transition Improvement (DCTI)
  - –Dynamic Range expansion
  - –Brightness, Saturation, Contrast, HUE
  - –Dynamic 2D Peaking
  - –2D coring
  - –3D noise reduction
  - –Scan Velocity Modulation (SVM)
  - –2D Nonlinear scaling
  - –Primary Color Enhancement
  - –Skin Tone Enhancement
  - –Blue Stretch
- **PIP**
  - –Support board-level PIP using an external video decoder/ADC
  - –Provide timing synchronizing for both Main and PIP channels
  - –Internal overlay on Main/PIP
  - –Only 2M external memory needed for PIP channel
- **OSD**
  - –Simple OSD generator to support component video inputs
- **Package and Technology**
  - –160-pin QFP
  - –0.18 micron, 3.3V / 1.8V technology
- **De-interlacer**
  - –HD 1080i support
  - –SD NTSC/PAL
  - –Direct Edge Correction Deinterlace
  - –Motion Detection

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34 Business B: HD Plasma TV and LCD TV Processors TrueViewTM 5725 Inventory Information (in units) Revision Work in Progress Finished Goods 5725 A 575,100 1,030,726 Inventory on January 30, 2009 TrueView 5725

Tvia, Inc. 35 Section 6 Business C: Two Channel Flat Panel Display Processors

Tvia
Multi-Media Display Processors.

Business C: Two Channel Flat Panel Digital Display Processors

TrueView™ 5600

Product Overview


TrueView
5600

The TrueView™ 5600 is a low cost member of the TrueView™ family of advanced and highly integrated Multimedia Display Processors providing the key features needed to design the next generation flat panel televisions

- The TrueView™ 5600 offers a unique solution to support and process broadband video streams
- It has a built in deInterlacer, advanced scaler, and dithering which enables a video source to stream through and be displayed without compromising the video quality
- The video stream can be alpha blended with another video stream or graphics for a seamless interactive experience
- The TrueView™ 5600 integrates a graphics engine, which is essential for all interactive appliances that require exceptional graphics performance to handle system menus, Electronic Programming Guide (EPG), Closed Caption, etc.
- All video and graphics streams are displayed through its deinterlaced RGB outputs
- The Digital output, connecting to an LVDS transmitter, allows the TrueView™ 5600 to interface to an LCD Panel
- The CPU Interface of the TrueView™ 5600 can be enabled as an 8051 or I2C interface enabling OEMs to select the right CPU in order to meet their system and technical requirements
- OEMs can easily design a very low cost solution, while minimizing their software development time by leveraging on the TrueView™ 5600's level of integration and software support
- The TrueView™ 5600 provides 3D motion adaptive deinterlacing with diagonal detection
  - It performs high quality line doubling and high-accuracy motion estimation along with pixel-based motion estimation using four-field buffers

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37 - The Video Deinterlacing Processor automatically det’cts and can respond to noise thresholds and still images - The integrated write FIFO, and dual command FIFOs reduce system cost while optimizing memory bandwidth for maximum graphics performance - The 24-bit digital RGB output can be used in LCD Panel applications - The TrueViewTM 5600 enables Picture in Picture or Picture in Graphics Business C: Two Channel Flat Panel Digital Display Processors TrueViewTM 5600 Block Diagram

Tvia
Multi-Media Display Processors.


TrueView
5600

Business C: Two Channel Flat Panel Digital Display Processors

TrueView™ 5600

Product Features

- **2D Graphics Accelerator**
  - –Multi-format alpha blending
  - –64-bit 2D GUI engine
  - –RAM Palette
  - –Dual clock
  - –Color expansion for all graphics modes
  - –Fast screen-to-screen BitBLTs
  - –Accelerated 8/16/24/32 bpp packed modes
  - –Independent memory apertures for BitBLT and CPU/video
  - –Single-cycle SDRAM support up to 8 MBytes
- **Video Inputs**
  - –Two video input ports up to 1920x1080i
  - –8-bit ITU.BT.656
  - –16-bit ITU.BT.601
  - –16/24-bit RGB
  - –24 bit YCbCr
  - –Two video capture engines
  - –Up and down scaling
- **Video Output Formats**
  - –18/24/36-bit digital RGB output for LCD Panel applications up to 1366x768, 1280x1024 or 1280x768
- **Video Deinterlacing Processor**
  - –Joint Temporal and Vertical Domain Motion Adaptive Deinterlacing
  - –Five-Field Motion Estimation
  - –Double Scan Interlacing
  - –3:2 Pull Down Auto Detection
  - –Still Auto Detection
  - –Noise Reduction
  - –Cross Color/Luminance Residue Reduction
  - –Global Frame Motion Indication
- **Video Enhancement**
  - –Brightness, Contrast and Saturation
  - –Black level expansion
  - –Dynamic Range Expansion
  - –Peaking
  - –Gamma correction
  - –Color Temperature

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Business C: Two Channel Flat Panel Digital Display Processors

Tvia
Multi-Media Display Processors.

TrueView™ 5600 Features

Product Features


TrueView
5600

- **Versatile Video Processor**
  - –Scalable video overlay window
  - –Direct interface through the video port
- **Flexible Hardware Alpha Blending**
  - –1/2/4 bpp indexed 8-bit fully programmable multitype multi-source including video on video and video-on-text/graphics, or vice versa, for advanced interactive LCD TV applications
- **MCU Interface**
  - –Direct glueless interface 8051 type MCU
  - –I2C Slave
- **Software Drivers**
  - –TrueView™ 5600 binaries and sample code:
- **Memory Support**
  - –32-bit/64-bit SDRAM
  - –Up to 8MByte
- **Package and Technology**
  - –208-pin PQFP
  - –0.18 micron, 3.3V/1.8V technology

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Tvia
Multi-Media Display Processors.

Business C: Two Channel Flat Panel Digital Display Processors

TrueView™ 5605

Product Overview

The TrueView™ 5605 is a member of the TrueView™ family of advanced and highly integrated Multimedia Display Processors providing the key features needed to design the next generation Teletext enabled television and infotainment displays

- TrueView™ 5605 offers a unique solution to support and process broadband video streams
- The product has a built-in DeInterlacer, advanced scaler, and dithering which enables a video source to stream through and be displayed without compromising the video quality
  - Additionally, one video stream can be alpha blended with a second video stream or with graphics for a seamless interactive experience
- TrueView™ 5605 integrates a graphics engine, which is essential for all interactive appliances that require exceptional graphics performance to handle Teletext, system menus, Electronic Programming Guide (EPG) or other graphics intense application such as the internet
  - Several thousand Teletext pages can be stored in the frame buffer
- With the high quality video DACs, all video and graphic streams are displayed through the de-interlaced RGB outputs
  - The Digital output, connecting to an LVDS transmitter, allow the TrueView™ 5605 to interface to an LCD Panel
- The FlexiBUS architecture of the product can be programmed as a PCI, Xscale, 8051 or 12C CPU interface enabling OEMs to select the right CPU in order to meet their system and technical requirements
- OEMs can easily design a very low cost solution, while minimizing their software development time by leveraging on TrueView™ 5605's level of integration and software support

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Tvia
Multi-Media Display Processors.
Business C: Two Channel Flat Panel Digital Display Processors

TrueView™ 5605

Block Diagram

- The TrueView™ 5605 provides 3D motion adaptive deinterlacing with diagonal detection
  - It performs high quality line doubling and high-accuracy motion estimation and performs pixel-based motion estimation using four-field buffers
  - The Video Deinterlacing Processor automatically detects and responds to noise thresholds and still images
- The integrated 108MHz 24-bit true-color DAC, PCI bus master, write FIFO, and dual command FIFO sreduce system cost while optimizing memory bandwidth for maximum graphics perfomance
  - The 24-bit digital RGB output can be used in LCD Panel applications
- The TrueView™ 5605 enables Picture in Picture or Picture in Text/Graphics as well as Picture and Text/Graphics


AC97
SDRAM
ACLink controller
*24-bit Video Port
Video Capture 1
3D Motion Adaptive Deinterlace
Scale Down
*24-bit Video Port
Video Capture 2
Memory Control
2D Graphical Teletext
FlexiBus Host Interface
Graphics Teletext
Video Playback 1 and 2
Scale Up
Video enhance
Alpha Blending
Output Formatter
18/24/36-Bit Digital Out
DAC
RGB
Clock Generator
* 8051 and I2C - 2 ports, each up to 24-bits
PCI and XScale - 2 ports, up to 24-bits total.
XScale PCI 8051 I2C
Oscillator

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Business C: Two Channel Flat Panel Digital Display Processors

Tvia
Multi-Media Display Processors.

TrueView™ 5605

Product Features

- **2D Graphics Accelerator**
  - –Multi-format alpha blending
  - –64-bit 2D GUI engine
  - –108MHz RAMDAC
  - –Dual Clock
  - –Color Expansion for all graphic modes
  - –Fast screen-to-screen BitBLTs
  - –Accelerated 8/16/24/32 bpp packed modes
  - –Independent memory apertures for BitBLT and CPU/video
  - –Single-cycle SDRAM support up to 8 Mbytes
  - –Teletext support (a) with external slicer and software decoder or (b) with external hardware slicer and decoder
- **Video Inputs**
  - –Two video input ports up to 1920 x 1080I
  - –8-bit ITU.BT.656
  - –16-bit ITU.BT.601
  - –16-bit RGB
  - –24-bit RGB
  - –24 bit YCbCr
  - –Two video capture engines
  - –Up and down scaling
  - –VBI Capture
- **Video Output Formats**
  - –18/24/36-bit digital RGB output for LCD Panel applications plus three 8-bit DACs for high quality deinterlaced RGB output up to 1366 x 768, 1280 x 1024 or 1280 x 768
- **Video Deinterlacing Processor**
  - –Joint Temporal and Vertical Domain Motion Adaptive Deinterlacing
  - –Five-Field Motion Estimation
  - –Double Scan Interlacing
  - –3:2 Pull Down Auto Detection
  - –Still Auto Detection
  - –Noise Reduction
  - –Cross Color/Luminance Residue Reduction
  - –Global Frame Motion Indication
- **Video Enhancement**
  - –Brightness, Contrast and Saturation
  - –Dynamic Range Expansion
  - –Peaking
  - –Gamma correction
  - –Color Temperature

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Business C: Two Channel Flat Panel Digital Display Processors

TrueView™ 5605

Product Features

- **Flexible Hardware Alpha Blending**
  - –1/2/4 bpp indexed 8-bit fully programmable multitype multisource including video on video and video-on-text/graphics, or vice versa, for advanced interactive LCD TV applications
- **Versatile Video Processor**
  - –Scalable video overlay window
  - –Direct interface through the video port
- **Direct RISC/x86 Embedded CPU Interface**
  - –Direct PCI interface to MIPS and x86 CPUs
  - –Direct glueless interface to Intel PXA250/PXA210
  - –8051
  - –12C Slave
- **AC97 control support**
  - –Control an AC97 codec
- **Software Drivers**
  - –TrueView™ 5605 drivers and sample code:
  - –Microsoft Windows embedded NT
  - –Microsoft Windows embedded XP
- **Memory Support**
  - –32-bit/64-bit SDRAM
  - –Up to 8 MByte
- **Package and Technology**
  - –280-pin BGA
  - –0.18 micron, 3.3V/1.8V technology

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44 Business C: Two Channel Flat Panel Digital Display Processors TrueViewTM 5600 Inventory Information (in units) Revision Work in Progress Finished Goods 5600 A 137,935 5600 B 74,634 605,588 5605 A 23,396 5605 B 72,119 4,658 Inventory on January 30, 2009 TrueView 5600 Series

45 Business C: Two Channel Flat Panel Digital Display Processors TrueViewTM 5605 Financial Information (in units) Revision Work in Progress Finished Goods 5600 A 137,935 5600 B 74,634 605,588 5605 A 23,396 5605 B 72,119 4,658 Inventory on January 30, 2009 TrueView 5600 Series

Tvia, Inc. 46 Section 7 Business D: Mars Technology

47 Features: - DCM (Digital Color Management): Full color remapping delivers CRT and plasma color purity on standard LCD panels - BEAC (Backlight Enabled Adaptive Contrast): Expanded contrast and blacker blacks - DCCE (Dynamic Cross Color Elimination): Near component video quality from RF and composite video signals - MCMAP (Motion Compensated and Motion Adaptive Video Processing): Unsurpassed deinterlacing quality - ESIF (Enhanced Sound IF Processing): Multi-path NICAM correction works in cities and difficult reception areas - PLQC (Production-Line Panel Quality Control): Enables instrument-driven compensation for panel-to-panel variations on a TV or monitor production line Business D: Mars Technology MARS 6280 Product Overview

48 Business D: Mars Technology MARS 6280 Product Overview More Picture with Fewer Artifacts Sharpness (Traditional Semiconductor Image Porcessing) Less Picture Detail with More Artifacts Sony XBR Tvia 6280 with DCM TM Samsung Dnie Plus Genesis Silicon Optix Genesis Trident Mediatek Mstar "Tvia luminance and chroma sharpnes improvement techniques are compettive with those of the best products of the industry". - Yves Faroudja, Emmy Award Winning Video Processing Expert, 2007 Low Quality Color Processing High Quality Screen Colors (i.e. Sony/Samsung) Screen Colors

49 Business D: Mars Technology MARS 6280 Block Diagram

Tvia
Multi-Media Display Processors.

Business D: Mars Technology

MARS 6280

Summary Features

- Cost-competitive, system on a chip design requires minimal, low cost components for a full TV design
- Full 10-bit 1080p processing
- Fully integrated audio subsystem with built-in iPod/MP3 player input, DSP processing and comprehensive I/O
- Multidimensional, content adaptive edge and sharpness enhancement for HD and SD video
- Tvia proprietary 3D video decoder and audio decoder support for all worldwide standards
- 16bpp hardware graphics engine for fast, photorealistic OSD
- Multi-processor CPU/DSP architecture for flexibility, performance and reliability
- Dual-channel video with and unlimited number of time-sliced windows (Pip/Pap/PoP/PnP)

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51 - Unified Software Code Base - Modular Software Architecture - Single Code Base for all New Products - Studio-Quality PC Development Tools - Powerful, Simple, and Intuitive - Simple Forting for Customer Applications - Automated TV Setup: 1 Hour to Change Panel - Automated Production Setup and QC Business D: Mars Technology MARS 6280 Software Framework

52 Business D: Intellectual Property Module TRID/GNSS TVIA 6280 Video Decoder Yes Yes MCU Yes Yes HDMI Yes Yes 2D Edge Enhancement Yes Yes A/V Sync Yes Yes Audio Codec GNSS Only Yes Dynamic Color Management No Tvia Exclusive DCCE No Tvia Exclusive Audio Decoder No Tvia Exclusive True-Color Graphics No Yes MPEG2 TS Decoder Companion Chip No True 1080P support New Feature Yes MARS 6280 A New Generation

Tvia
Multi-Media Display Processors.

Business D: Mars Technology

MARS 6280

Product Features

- **Video Front End**
  - –Auto-detects all standards and modes
  - –Five video ADCs
    - –10-bit resolution for all SD sources
    - –9-bit resolution for YPbPr 1080i/p & 720p
    - –8-bit resolution for VGA input
  - –SCART A/V-detect & fast-switch support
  - –Two-channel input muxing for tuner. VGA, YPbPr, CVBS, S-Video and HDMI inputs
  - –24 bit ITU-R.BT-656, 601 and 1120
  - –HDMI 1.3 receiver (deep color and xvYcc not supported)

- **Video Decoder**
  - –3D motion adaptive comb filter
  - –Supports all worldwide NTSC, PAL and SECAM standards
  - –WST Teletext, Closed Caption, V-chip, VPS
  - –Dynamic Cross Color Elimination (DCCE) (Also works on component video sources)

- **Video Enhancement**
  - –Multidimensional enhancement for sharpness and dynamic range expansion
  - –Content-specific skin tone correction
  - –Linear & non-linear dynamic color and contrast enhancement

- **Audio Processing**
  - –7 stereo line-level analog inputs
  - –Stereo microphone / iPod / MP3 player input
  - –I2S, SPDIF audio I/O
  - –HDMI audio input support
  - –Audio decoder for all worldwide standards (NICAM, BTSC/dbx, A2, EIA-J, FM)
  - –Dual I2S out – subwoofer, center & monitor output
  - –Stereo headphone amplifier with auto-sense
  - –Three 32-Bit DSPs for audio and signal processing
  - –Optional SRS TruSurround HD processing
  - –Multiband audio equalizer
  - –Auto volume correction
  - –Auto pop guard when switching inputs
  - –Audio delay for proper lip-sync

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Tvia
Multi-Media Display Processors.

Business D: Intellectual Property

MARS 6280

Product Features

- **Main/Sub Channel**
  - –5th generation motion compensated, motion adaptive and edge adaptive 3D de-interlace and scaling with TVIA exclusive still-picture and slow-motion processing
  - –Robust film mode detection and correction
  - –Sub channel video processing for PiP, PaP, PoP, and PnP (reduced deinterlacing and scaling performance)
- **Graphics**
  - –64-bit 2D graphics accelerator
  - –16 bit per pixel graphics with 3 layer alpha blending
  - –Three OSD windows
  - –Hardware-assisted teletext display engine with NDRCS and 1/2/4-bit DRCS char. Mode up to 2K simultaneous characters
  - –Individual char. Attributes (flash, shadow, size)
  - –Independent horizontal / vertical zoom
  - –Fade-in and fade-out effects
- **Panel Drive**
  - –Digital Color Management (DCM) with presetable display modes (demo, sports, movie, standard etc.)
  - –Individual R,G,B gamma correction
  - –Frame rate controlled 12-bit dithering on 8/10-bit panels
  - –Single channel LVDS output up to 1366 x 768
  - –Dual channel LVDS output up to 1920 x 1080
  - –Supports all three 10-bit VESA modes
  - –Backlight Enabled Adaptive Contrast (BEAC)
  - –Backlight Enabled Motion Blur reduction
- **Comm**
  - –32-bit DDR SDRAM interface
  - –Embedded MCU with I2C master/slave interface
  - –24-pin GPIO
  - –Three external interrupts
  - –Three 16-bit timer/counters
  - –Full duplex serial channel (UART)
  - –Two PWM
  - –SAR ADC for keypad input
  - –Two 8-bit keypad inputs
  - –Remote control IR port

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Tvia, Inc. 55 Section 8 Tvia Chinassss

Tvia
Multi-Media Display Processors.
Tvia China

Overview

- Foreign (non Chinese) orders are being handled by Tvia US headquarters, which also set the pricing for the orders. Once those orders are taken, Tvia US headquarters notifies the Hefei subsidiary to conduct tests. Orders for domestic market are being handled by the Shenzhen Office, and the pricing is subject to approval from the US headquarters.

- Products and materials: Foreign orders mainly are for 5202 and 5605 products. Some Taiwan manufacturers make the chips and take orders from the subsidiary. Domestic orders mainly are for 5725 and 5600 products, both are in stock with inventory on hand. They require small number of accessories such as resistance units, which cost about a few hundred US dollars Chinese Yuan (US$1 = 6.8 Yuan). Such accessories are purchased in Shenzhen.

- Customs and shipping: Once the US headquarters have received payment for an order, they would notify Hefei to ship the products. In general, foreign orders will be shipped to foreign address the customer specifies; domestic orders will be shipped to Hong Kong, and customers will handle import and customs on their own.

- Sales forecast for the China Subsidiary: The estimated sales revenue for the China market alone in 2009 will be US$1.4 million.

- Customers and shipping: Products will only be shipped after payment is received. Once the US headquarters have received payment for an order, they would notify Hefei to ship the products. In general, foreign orders will be shipped to foreign address the customer specifies; domestic orders will be shipped to Hong Kong, and customers will handle import and customs on their own.

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57 Ÿ The Chinese subsidiary’ssssss fixed assets consist mainly of equipment. In Shenzhen, there is one company vehicle for business use. The total cost of acquiring the fixed assets was more than US$1Million. The fixed assets are insured by insurance bought by the Heifei subsidiary and theinsurance for the fixed assets Ÿ Inventory is kept in the warehouse, which is a designated area solely for inventory, and located inside the office building. The inventory is insured by insurance bought by Tvia. Ÿ The total monthly operating expenses for Tvia China are about US$100K, in which about US$50K is for salary and bonuses. Tvia China Overview

58 Chinese Operations Reception Office Lab Testing

Tvia, Inc. 59 Section 8 Contact Information

60 Contact Information Cove Partners LLC 12760 High Bluff Drive Suite 240 San Diego, CA 92130 (858) 792-4753 phone (858) 793-2320 fax www.covepartners.com Richard Mager Managing Director rmager@covepartners.com Edmée Kelsey Managing Director ekelsey@covepartners.com Courtney Jerzyk Associate cjerzyk@covepartners.com